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                                                                    EXHIBIT 10.1

                                 EXECUTION COPY

                 SUBSCRIPTION AGREEMENT FOR 2,000,000 SHARES OF
                               COMMON STOCK ISSUED
                     BY SYNTHETIC BLOOD INTERNATIONAL, INC.

         This Subscription Agreement is made by and between Synthetic Blood International, Inc., a New Jersey corporation (the "Company") and Argos Invest Consult AG, ("Argos") who is subscribing for Two Million (2,000,000) shares of Common Stock ("Common Stock") of the Company for the total purchase price of Two Hundred and Sixty Thousand Dollars US ($260,000) which purchase price includes Warrants to purchase One Million (1,000,000) shares of Common Stock of the Company ("Warrants") at an exercise price of Seventy ($0.70) per share, with such Warrant expiring two years from the closing of this Subscription. Pursuant to the representations and warranties, understandings, and other provisions of this Subscription Agreement, Argos represents and warrants it has full power and authority to authorize and direct such issuance and that no other person or entity has an interest in said shares of Common Stock of the Company.

         The Common Stock has not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons as defined in the Securities Act except in accordance with Regulation S under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act. Argos will offer and sell the Common Stock in the United States or to of for the account of U.S. persons only in accordance with Rule 903 of Regulation S, if available, Rule 144A under the Securities Act, or in accordance with the Securities Act. Neither the Company, Argos, any of their affiliates nor any persons acting on our behalf have engaged or will engage in any directed selling efforts, as defined in Regulation S, with respect to the Common Stock, and the Company, Argos have complied and will comply with the offering restrictions requirement of Regulation S.

         In consideration of the Company's agreement to issue the 2,000,000 shares of Common Stock to Argos and accept the undersigned as a stock holder of the Company upon the terms and conditions set forth herein Argos agrees and represents as follows:

         A.  SUBSCRIPTION

                  1. Argos hereby subscribes to purchase Two Million (2,000,000) shares of Common Stock of the Company at thirteen cents ($0.13) per share, for a total aggregate purchase price of Two Hundred and Sixty Thousand Dollars ($260,000), which includes Warrants to purchase One Million shares of Common Stock at an exercise price of Seventy Cents ($0.70) per share expiring two years from the closure of this subscription.

                  2. It is understood and agreed that this subscription is made subject to the following terms and conditions:


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                            (a) The Company shall have the right to accept or
reject this and any other subscription in whole or in part.

                            (b) Upon acceptance of this Subscription Agreement
by the Company, the Company shall deliver to you, as promptly as practicable, the Shares of Common Stock issuable, and fully executed copy of this Subscription Agreement.


                                 EXECUTION COPY

         B.  REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

                  1. Argos hereby represents and warrants to, and agrees with, the Company as follows:

                            (a) The Common Stock of the Company is being
purchased for its own account, for investment purposes only, and not for the account of any other person, and not with the view to distribution, assignment or resale to others or to fractionalization in whole or in part and no other person has or will have a direct or indirect beneficial interest in such Common Stock and the undersigned will not sell, hypothecate or otherwise transfer his Common Stock except in accordance with the Securities Act and applicable state securities laws or unless, in the opinion of United States counsel for the holder of the Common Stock, which such opinion is reasonable acceptable to the Company, an exemption from the registration requirements of the Securities Act and such laws is available.

                            (b) Prior to its decision to purchase the 2,000,000
shares, the undersigned has been furnished with and has carefully read the Form 10-K Annual Report of the Company for the year ended April 30, 1997, (the "Documents"). In determining whether to purchase the Common Stock, the undersigned has not relied upon any representations or other information (whether oral or written) from the Company, or any of its agents other than as set forth in the Documents, except as modified herein, and no oral or written representations have been made or oral or written information furnished to the undersigned or his advisors, if any, in connection with the offering of the Common Stock which were or are in any way inconsistent with the Documents.

                            (c) Prior to the purchase of the 2,000,000 shares of
Common Stock by Argos, the Company has made available to Argos all documents and information that Argos has requested relating to an investment in the Company.

                            (d) The undersigned recognizes the Company is a
development stage Company, that it had an accumulated deficit of $8,287,132 and working capital deficit of $529,393 as of April 30, 1997, has not generated any revenue from operations and is not expected to generate any revenue from operations for a minimum of several years and perhaps for many years, and that proposed research and development expenditures are expected to result in substantial and increasing losses over at least the next several years, and probably longer. Investment in the Company involves substantial risk, and the undersigned should not purchase the Common Stock unless it can afford the complete loss of its investment. The

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undersigned has taken full cognizance of and understands all of the risk factors related to the receipt of the Common Stock, including, but not limited to, the fact that the Company has not submitted any application to the FDA, and further, those risk factors set forth in the Documents.

                            (e) The undersigned has carefully considered and has
been advised by the Company to have both this Subscription Agreement, and related documents, the Documents and the purchase of Common Stock reviewed by its legal counsel prior to purchase, and to discuss with his tax professional and financial advisors the suitability of the purchase of the Common Stock and he has determined that the Common Stock is a suitable investment for him. The Company specifically disclaims any representation regarding the legal, tax, or financial consequences of the purchase.



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                            (f) All information which the undersigned has
provided to the Company concerning the undersigned and its financial position is correct and complete as of the date set forth below, and if there should be any change in such information prior to his acceptance as a shareholder of the Company, Argos will immediately provide such information to the Company and will promptly send confirmation of such information to the Company.

                            (g) If this subscription Agreement is executed and
delivered on behalf of a partnership, or corporation, (i) the undersigned's execution, delivery and performance of and under this Subscription Agreement, and all documents ancillary hereto, and the consummation of the transactions contemplated hereby and thereby have been duly authorized, and the undersigned is duly authorized (a) to execute and deliver this Subscription Agreement and all other instrument executed and delivered on behalf of such partnership or corporation in connection with the issuance in its name of the Common Stock; and
(b) to acquire and hold the Common Stock, (ii) such entity has not been formed for the specific purpose of acquiring the Common Stock: and (iii) when executed and delivered by the Company, will constitute such partnership's or corporation's legal, valid and binding obligation enforceable against it in accordance with its terms.

                            (h) The undersigned is an "Accredited Investor" as
that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933 for the reasons set forth in the undersigned's completed and duly executed Purchaser Questionnaire delivered simultaneously with this Subscription Agreement.

                            (i) The undersigned is an Offshore Purchaser: The
term "Offshore Purchaser" means:

                                (i)  A person who was outside the United States
at the time the offer to sell the Securities was made to such person; and


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                                    (ii) A person who, at the time of
originating any buy order for the Securities (including, but not limited to, the execution of this Agreement or other documentation and any wire or other transfer or commitment of fund), is or was outside the United States.

                  Notwithstanding the foregoing definition of "Offshore Purchaser", such term (i) shall not include any person who purchases the Securities for the account or benefit of any specifically targeted, identifiable group of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas; (ii) shall include persons excluded from the definition of "U.S. Person" pursuant to the provision of this Subscription Agreement or person holding accounts excluded from the definition of "U.S. Person" pursuant to the provisions of this Subscription Agreement, solely in their capacities as holders of such account. For purposes of this Agreement, "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                  (j) The undersigned is not a U.S. Person and is not acquiring the Securities for the account or benefit of any U.S. Person. The term "U.S. Person" means:

                            (i) Any natural person resident in the United
States;


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                            (ii) Any partnership or corporation organized or
incorporated under the laws of the United States;

                            (iii) Any estate of which any executor or
administrator is a U.S. Person;

                            (iv) Any trust of which any trustee is a U.S.
Person;

                            (v) Any agency or branch of a foreign entity located
in the United States;

                            (vi) Any non-discretionary account or similar
account held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                            (vii) Any discretionary account or similar account
held by a dealer or other fiduciary organized, incorporated, or (if individual) resident in the United States, and

                            (viii) Any partnership or corporation if:

                                    (1)  organized or incorporated under the
laws of any foreign jurisdiction; and

                                    (2) formed by a U.S. Person principally for
the purpose of investing in securities not registered under the Act, unless it is organized



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or incorporated and owned, by accredited investors who are not natural persons, estates or trusts.

                  Notwithstanding the foregoing definition of "U.S. Person";

                            A. Any discretionary account or similar account
(other than estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if individual) resident in the United States shall not be deemed a U.S. Person.

                            B. Any estate of which any professional fiduciary
acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if:

                                    (1)  An executor or administrator of the
estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

                                    (2) The estate is governed by foreign law.

                            C. Any trust of which any professional fiduciary
acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

                            D. Am employee benefit plan established and
administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

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                            E. Any agency or branch of a U.S. Person located
outside the United States shall not be deemed a U.S. Person if:

                                    (1)  The agency or branch operates for valid
business reasons; and

                                    (2) The agency or branch is engaged in the
business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                            (k) You have been advised by the Company that the
issuance of 2,000,000 shares of the Common Stock in the name of the undersigned has not been reviewed by, passed on or submitted to any European, U.S., Federal or state agency or self-regulatory organization since an exemption under the Securities Act has and is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by you in this Subscription Agreement. You acknowledge that you have been informed by the Company of, or are otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities, including Regulation S. In particular, you agree that no sale, assignment or



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transfer of any of the 2,000,000 shares of Common Stock shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, it being understood that none of the 2,000,000 shares of Common Stock issued in the name of the undersigned will or are currently registered for sale and that the Company has no obligation or intention to so register such securities, or (ii) the securities are sold, assigned or transferred in accordance with all the requirements and limitations of either Rule 144, Rule 144A and/or Regulation S under the Securities Act, or(iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. You acknowledge that the 2,000,000 shares of Common Stock shall be held in escrow until such time as they can be legally released to you without legend and that they will be subject to a stop transfer order.

                  (l) It never has been represented, guaranteed or warranted by any broker, the Company, and of its officers, directors, shareholders, partners, employee or agents of either, or any person, whether expressly or by implication, that:

                            (i) the Company or you will be able to resell any of
the 2,000,000 shares of Common Stock in the United States, or you will realize any given percentage of profits, if any, or amount or type of consideration, as a result of the Company activities or your investment in the Company; or

                            (ii) the past performance or experience of the
management of the Company, or of any person, will in any way indicate the future results of the ownership of the 2,000,000 shares of the Common Stock or of the Company's activities.

                  (m) You have had the opportunity to request of the Company additional information regarding dilution, use of proceeds to be prepared for his and his legal counsel's review prior to the undersigned's purchase and that the undersigned determined that such sections did not need to be prepared and reviewed.

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                  (n) You acknowledge that you understand the meaning and legal consequences of the representation and warranties contained in this Section B(1), and you hereby agree to indemnify and hold harmless the Company and each incorporator, officer, director, employee, agent and controlling person thereof, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

                  (o) Neither this Subscription Agreement, nor any of your interest herein, shall be assignable or transferable by you in whole or in part except by operation of law.

                  (p) You are not purchasing the 2,000,000 shares of Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast



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over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to you in connection with investments in securities generally.

                  (q) You have such knowledge and experience in finance, tax, securities, investments and other business matters so as to be able to protect your interests in connection with the purchase of the 2,000,000 shares of Common Stock, and your investment in the Company hereunder is not material when compared to your total capacity.

                  (r) The foregoing representations and warranties shall be true and accurate as of the date of this Subscription Agreement and the issuance of the 2,000,000 shares of Common Stock thereafter.

                  (s) The undersigned shall indemnify and hold harmless the Company and/or any of its officers, employees, directors or control persons of any such entity who or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning itself or its financial position in connection with the offering, sale or issuance of the 2,000,000 shares of Common Stock which is not remedied by timely notice to the Company as provided above, against losses, liabilities and expenses for which the Company or any of its respective officers, employees, directors or control persons of any such entity which have not been otherwise reimbursed (including attorneys' fees, judgements, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

                  (t) The undersigned is a corporation duly organized, validly existing and in good standing under the laws of Switzerland, is not a U.S. Person as defined in this Subscription, and has all the requisite corporate power and authority to enter into, perform and carry out the terms of this subscription agreement and the transactions contemplated hereby.

                  (u) The undersigned has taken all requisite corporate action to authorize the purchase of the 2,000,000 shares of Common Stock, and this subscription agreement has been duly executed and delivered by Argos and is binding upon and enforceable against Argos in accordance with its terms.

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                  (v) The consummation of the transactions contemplated by this
Subscription Agreement will not result in or constitute the violation of any Switzerland laws or, to the best of Argos's knowledge, any other relevant foreign law, judgement, order, decree or agreement which adversely affects the 2,000,000 shares of Common Stock.

                  (w) Argos shall execute the Subscription Agreement and Purchaser Questionnaire in full and the acceptance by the Company of such subscription



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agreements shall be a condition precedent to the issuance of the 2,000,000 shares of Common Stock.


         C.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to, and agrees with, you as follows:

                  1. The Company is duly organized, validly existing and in good standing under the laws of the State of New Jersey, with all requisite power and authority to own, lease, license, and use its properties and assets to carry out the business in which it is engaged.

                  2. The Company has all the requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and to issue, sell and deliver 2,000,000 shares of Common Stock. This Subscription Agreement will be duly authorized by the Company, and (subject, with respect to enforceability, to the provisions of specific performance, bankruptcy and similar laws and principles of equity) when executed and delivered by the Company will constitute the legal, valid and binding obligations of the Company, enforceable as to the Company in accordance with its respective terms.

                  3. To the best of the Company's knowledge, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, a federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution delivery or performance by the Company of this Subscription Agreement (except as specified herein or as may be required under Federal and state securities laws).

                  4. To the best of the Company's knowledge, no consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are the subject, which consent has not been obtained, is required for the execution, delivery or performance by the Company of this Subscription Agreement.

         D.  PURCHASER REPRESENTATIVE

                  If the undersigned intends to appoint anyone to serve as a Purchaser Representative (as the term is used in Regulation D of the Securities Act of 1933) the person appointed must fill out appropriate forms to be provided by the Company. Please indicate if the undersigned intends to rely upon one or
more Purchaser Representatives:    X NO       YES
                                -------   -------



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                                 EXECUTION COPY

         E.  INVESTOR INFORMATION

                  The Company may only accept subscriptions from persons who meet certain suitability standards unless waived by the Company. Therefore, certain information is requested below.

                  1.  Name: ARGOS INVEST CONSULT AG
                            ----------------------------------------------------

                     Nature of Business Portfolio Manager
                               -------------------------------------------------

                  2.  Home Address:
                     -----------------------------------------------------------
                     -----------------------------------------------------------
                     -----------------------------------------------------------
                     Home Telephone Number:
                                           -------------------------------------


                     Business Address: Limnatquai #72, CH 8001, Zurich,
                           Switzerland
                     -----------------------------------------------------------
                     -----------------------------------------------------------

                  3.  Send Correspondence to: Home     Business  X
                                                  -----        -----

                     (a)  Maintain your primary residence ?
                                                           ---------------------

                  4. Of what country are you a citizen Switzerland
                                                                   -------------

                  5. List any other information you believe is relevant in showing that you are able to adequately evaluate the risks and merits of the purchase of the 2,000,000 shares of Common Stock in the undersigned's name:

------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  In furnishing the above information, I acknowledge that the Company will re relying thereon in determining among other things, whether there are reasonable grounds to believe that I qualify as a purchaser under Section 4(2) and Regulation S of the Securities Act for the purposes of the proposed investment.

                  F.  UNDERSTANDINGS

                            1. The undersigned understands, acknowledges and
agrees with the Company as follows:

                                    (a)  This Subscription is and shall be
irrevocable.

                                    (b)  No federal agency, state agency or
foreign government has made any finding or determination as to the fairness of this offering or investment, nor any recommendation or endorsement.


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                                    (c)  There is only a very limited public
market in the United States over-the-counter market for the Common Stock of the Company and this very limited market may be discontinued at any time or additional restrictions may be imposed which materially and adversely affect this very limited market. There can be no assurance that the undersigned will be able to

                                 EXECUTION COPY

sell or dispose of his Common Stock. Moreover, no assignment, sale, transfer, exchange or other disposition of the Common Stock can be made other than in accordance with all applicable securities laws. It is understood that in order not to jeopardize the offering's exempt status under Section 4(2) of the Act and Regulation S thereunder, the transferee may be requested to fulfill the accredited investor suitability requirements listed in this Document.

                                    (d)  The information contained in the
Documents is confidential and non-public and the undersigned agrees that all such information shall be kept in confidence by him and neither used by him for his personal benefit (other than in connection with his subscription for Common Stock) nor disclosed to any third party for any reason; provided that this obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof: (ii) becomes part of the public knowledge or literature readily accessible by publication (except as a result of a breach of these provisions); or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements including, without limitation, any Subscription Agreement they may have with the Company).

                                    (e)  There can be no assurance as to the
Federal, state of foreign tax results of an investment in the Common Stock.

                                    (f)  The undersigned has such knowledge and
experience in financial and business matters that he is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision.

                                    (g)  The undersigned, by reason of his
business or financial experience, has the capacity to protect the undersigned's own interest in connection with the Common Stock.

                                    (h)  The undersigned agrees, and any future
permitted transferee of the Common Stock by his acceptance thereof agrees, that the Common Stock shall not be sold, assigned, transferred or otherwise disposed of except as permitted by, and in compliance with, the provisions of (1) Regulation S promulgated under the Securities Act, if available, or Rule 144 or Rule 144A, or (2) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act.

                           2.  The representations, warranties, understandings,
acknowledgments and agreements made by the undersigned in this Agreement are true and accurate as of the date hereof, shall be true and correct as of the date of the acceptance hereof by the Company and shall survive thereafter.



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         G.  MISCELLANEOUS

                  1. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person, persons or entities may require.

                  2. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

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                  3. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the other party at the address of such party set forth in this Subscription Agreement, as amended from time to time, or to such other address furnished by notice in accordance with this Article G.

                  4. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

                  5. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California, and shall be binding upon the undersigned, his heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

                  6. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereon which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  7. This Subscription Agreement and portions of the Documents (including all exhibits thereto), except as modified herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

                  8. Title to the 2,000,000 shares of Common Stock shall be taken in the name of Argos Invest Consult AG

                  9. This Subscription Agreement may be executed in one or more counterparts representing, however, one and the same Agreement.



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                                 EXECUTION COPY

                       SYNTHETIC BLOOD INTERNATIONAL, INC.
           SUBSCRIPTION AGREEMENT FOR 2,000,000 SHARES OF COMMON STOCK
                                 SIGNATURE PAGE

         This page constitutes the Signature Page for the Subscription Agreement. The undersigned represents to the Company that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by the Company; and (b) the undersigned will notify the Company immediately of any change in any of such information occurring prior to the acceptance of the subscription and prior to the issuance in the name of Argos Invest Consult AG of the certificates representing the 2,000,000 shares of Common Stock, once the Subscription Agreement is accepted, and will promptly send the Company written confirmation of such change. The undersigned hereby certifies that he has read and understands the Documents, which includes the Form 10-K report for the year ended April 30, 1997, and this Subscription Agreement.

         Under penalty of perjury, the undersigned also certifies that he is not subject to backup withholding under the rules and regulations of the Internal Revenue Service.


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         IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement this ______day _____________, 1997.

    2,000,000
----------------------
Number of Common Stock
Shares Subscribed

                                ---------------------------
                                Name of Common Stockholder

                                ---------------------------------------
                                Address
                                ---------------------------------------

                                ---------------------------------------
                                Tax Identification Number

                                --------------------------------------------
                                Signature

                                --------------------------------------------
                                Title of Authorized Signatory, if Corporation


Accepted by:
SYNTHETIC BLOOD INTERNATIONAL, INC.

By:
   -----------------------------------
        Title

Dated                     , 1997
     --------------------

         THE 2,000,000 SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED AND SOLD IN THE UNITES STATES OR TO UNITED STATES PERSON UNLESS THEY ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


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